SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 25, 1998

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

CALIFORNIA                          0-3658                 95-1068610
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(State or Other Jurisdiction      (Commission           (IRS Employer
of Incorporation)                File Number)          Identification No.)

114 EAST FIFTH STREET, SANTA ANA, CALIFORNIA               92701-4642
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(Address of Principal Executive Offices)                   (Zip Code)

Registrants telephone number, including area code  (714) 558-3211

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.

                  See the attached Exhibit.



ITEM 7.           EXHIBITS.

                  99 Press Release of The First American Financial Corporation dated June 26, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE FIRST AMERICAN FINANCIAL CORPORATION



Date: June 26, 1998                    By:  /s/ Thomas A. Klemens
                                          -----------------------
                                           Name:   Thomas A. Klemens
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                            CONTACT:  Thomas A. Klemens
                                                      Chief Financial Officer
                                                      (714) 558-3211, ext. 7442


                   FIRST AMERICAN FINANCIAL APPROVES DIVIDEND
               REINVESTMENT PLAN; DECLARES 3-FOR-1 STOCK SPLIT AND
                           REGULAR QUARTERLY DIVIDEND


SANTA ANA, CALIFORNIA, JUNE 26, 1998

At its meeting yesterday, the board of directors of The First American Financial Corporation (NYSE: FAF) declared a three-for-one stock split, as well as a regular quarterly cash dividend of 15 cents per Common share on a pre-split basis. The implementation of a dividend reinvestment plan was also approved. The details of the dividend reinvestment plan are pending.

The stock split will be effected in the form of a 200 percent stock dividend, which will be distributed on July 17, 1998, to First American shareholders of record on July 7, 1998. After the split, the number of shares outstanding will be approximately 60,000,000.

In order to effectuate the stock split, the board of directors also approved an amendment to the company's Certificate of Incorporation, which will increase the number of its authorized shares of capital stock from 36,000,000 to 108,000,000. The par value of such shares will remain at $1.

The cash dividend is payable July 17, 1998, to shareholders of record on July 6, 1998. The company has paid a cash dividend every year since 1909.

The First American Financial Corporation, based in Santa Ana, California, is the nation's leading provider of real estate-related financial and information services. The corporation's subsidiaries include First American Title Insurance Company, a national and international title insurer; First American Real Estate Information Services, Inc., which offers tax monitoring, credit reporting, property data services, flood certification, field inspection services, appraisal services, mortgage loan origination and servicing systems, and mortgage document preparation nationally; First American Home Buyers Protection Corporation, a home warranty company; and First American Capital Management, an investment advisory firm. The corporation also operates First American Trust Company and First Security Thrift Company in Southern California. First American Financial has 15,000 employees in over 400 branch offices in the United States and abroad. Information about the company's subsidiaries and an archive of its press releases can be found at http://www.firstam.com on the Internet.

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